Fees Summary	Sep. 29, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 496,740,251.18
Previously Paid Amount	0.00
Total Fee Amount	76,050.93
Total Offset Amount	0.00
Net Fee	$ 76,050.93
Final Prospectus	false